Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission

Exhibit 10(a)

[IBM logo]	/ [ADVO logo]

ADVO, Inc.

Agreement for Information Technology Services

Amendment No. 11

ADVO Inc., (“ADVO”), a corporation having a place of business at One Targeting Centre, Windsor, CT 06095, and International Business Machines Corporation, having its headquarters at Route 100, Somers, New York 10589 (“IBM”) agree that the following terms and conditions (this “Amendment”) amend and/or supplement the Agreement for Information Technology Services (“the Base Agreement”), dated July 16, 1996, between ADVO and IBM. This Amendment changes the section(s) of the Base Agreement as indicated below. Unless modified herein, all other terms defined in the Base Agreement and any previous Amendments shall have the same meaning when used in this Amendment. All terms and conditions of the Base Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

ADVO and IBM may be referred to individually as a “Party” and collectively as the “Parties”.

This Amendment shall be effective as of April 1, 2005.

1.0 Background and Purpose:

The Parties have agreed to extend the Term of the Base Agreement to December 31, 2012. [***].

The Parties mutually agree that all Schedules that are a part of this Base Agreement shall be reviewed and updated, as necessary, on or before May 31, 2005 and reflected in a subsequent contract amendment to this Base Agreement.

2.0 Changes

1.	The Base Agreement will be extended to December 31, 2012, with the Charges detailed in “Supplement to Agreement for Information Technology Services – Amendment 11”.

2.	[***].

3.	[***].

4.	[***].

5.	[***].

6.	[***].

7.	[***].

8.	All Services will be performed in a workmanlike manner and in accordance with industry standards and practices applicable to such services.

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	-1-

9.	ADVO has the right to interview all ADM personnel assigned by IBM to provide Services, and reject personnel who ADVO determines, in its reasonable discretion do not meet the position requirements.

10.	When commercially reasonable IBM will provide a minimum of 30 days advanced notice for ADM personnel leaving the account except for extenuating circumstances such as illness, termination, and the like.

11.	ADVO reserves the right to request that IBM replace any IBM ADM provided resource that either does not meet the mutually agreed upon minimum competencies or does not perform adequately in their assigned responsibilities. However, IBM shall have 30 days to resolve all ADVO concerns prior to replacement of any IBM ADM provided resource.

12.	IBM will make commercially reasonable efforts to fill open positions with full time replacements within 30 days of vacancy and will backfill open positions with temporary qualified personnel as mutually agreed upon.

13.	[***].

14.	Section 10.1 (Termination for Convenience) of the Agreement is hereby deleted and the following is substituted therefore:

ADVO may terminate this Agreement effective at any time on or after January 1, 2009 upon at least 180 days prior written notice to IBM. If ADVO terminates this Agreement prior to the expiration of the Term, other than as specified in Section 10.2, ADVO agrees to pay IBM on the effective date of the termination, the Termination Charge, as specified in the Supplement, which the Parties agree is ADVO’s sole and exclusive liability for such termination. Following such termination, IBM shall provide to ADVO a credit in the amount of the Termination Charge to be applied against any new IBM products or new IBM services that ADVO may elect to purchase within the twenty-four (24) months following such termination.

15.	Benchmarking Reviews

(a) From time to time during the Term after the second anniversary of the Effective Date of this Amendment (but no more often than once in any 12 month period), ADVO may, subject to this Section, engage the services of an independent third party (a “Benchmarker”) to compare the quality and cost of the Services for some or all of the Services provided under the Agreement against the quality provided and cost charged by other service providers to other entities receiving comparable services in order to ensure that ADVO is obtaining pricing and levels of service that are competitive with market rate prices and service levels, given the nature, volume and type of Services being benchmarked (all of which will be described by the Parties in the benchmark agreement) (“Benchmarking”). The Benchmark will be designed to provide a representative comparison of the benchmarked Services provided by vendors across various industries. ADVO and IBM shall each pay 50% of the fees and expenses charged by the Benchmarker (which fees will not be contingency-based).

ADVO and IBM expressly agree as of the Effective Date of this Amendment the following constitutes a list of acceptable organizations to perform a Benchmark:

1) [***], and

2) [***] and

3) Any other independent third-party agreed upon by the Parties from time to time during the term.

(b) Any acceptable Benchmarker engaged by ADVO shall execute a non-disclosure agreement reasonably satisfactory to IBM and ADVO. IBM shall cooperate fully with ADVO

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	Amendment No.11	Page 2

and the Benchmarker, provide all reasonable data relating to the provision of the Services requested by the Benchmarker (but in no event shall IBM be required to provide IBM cost data or data relating to other IBM customers), provide reasonable access to the Benchmarker during such effort, all at IBM’s cost and expense. The Benchmarking shall be conducted so as not to unreasonably interfere with IBM’s ability to perform the Services in accordance with the Performance Standards.

(c) ADVO will determine the scope of the study and the Services to be compared (the “Benchmarked Services”). The Benchmarker shall perform a price-based benchmark, comparing the charges per hour applicable to each Skill Group applicable to the Benchmarked Services, against the charges per hour applicable to resources used to perform similar services for the selected entities in the Representative Sample as such term is defined below. The comparison must determine and account for differences in the scope or circumstances of service delivery that impede a reasonable “like for like” comparison. Consequently, the Benchmarker shall “normalize” the data used to perform the comparison in order to account for differences between the volume of services, scope of services, service levels, complexity, degree of standardization, terms and conditions, asset purchases by IBM solely associated with the execution of this Agreement that have been approved, in writing, by ADVO, service delivery and receipt location(s) to the extent relevant, and other relevant factors and those applicable to the entities comprising the Representative Sample. Such normalization must ensure that the results of the Benchmark provide as accurate a comparison as reasonably possible by making appropriate adjustments to all data relating to each of the selected entities in the Representative Sample to account for any and all differences between the Benchmarked Services performed by IBM and the services received by the respective entity, including any additional and/or value added services required to be performed by IBM under the Agreement and not received by such entity. IBM may elect to disclose to the Benchmarker additional measuring or estimating data, which the Benchmarker may consider and account for in its normalization calculations. For the purposes of this Section:

(i) “Representative Sample” for Benchmarked Services shall mean a sample of a minimum of four (4) entities proposed by the Benchmarker that shall only include customers with similar scope, service levels and volume and similar complexity as the Benchmarked Services.

(ii) “Benchmarked Level” shall mean the average charge per hour for each Skill Group attributable to the Benchmarked Services among those entities comprising the Representative Sample.

(d) Prior to performing the comparison, the Benchmarker shall meet with the Parties to review and explain its Benchmark methodology, including how each of entities in the Representative Sample matches and does not match the relevant factors of this Agreement and how the normalization approach will be applied. The Benchmarker shall provide a written summary of the Benchmark methodology and shall perform the Benchmark substantially as described in its written summary.

(e) If the Benchmark Results indicate that the Benchmarked Level is [***].

(f) If the Benchmarker finds that [***].

(g) Review and Dispute. ADVO shall provide IBM with a copy of the Benchmarker’s report and IBM shall have 60 days to review such report, and contest the Benchmarker’s findings. As part of such review, either Party may request the Benchmarker to provide sufficient information to allow the Party to validate the Benchmark, but neither Party shall be permitted to request the identity of the third party service provider or any customer included in the Representative Sample. If the Parties are unable to agree upon the validity of the Benchmarker’s findings, the matter shall be resolved pursuant to the dispute resolution

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	Amendment No.11	Page 3

procedures set forth in Section 16.2. Any reductions or increases in IBM’s Charges shall be implemented on a prospective basis within 60 days after the date the Benchmarker’s final report was first provided to IBM. Notwithstanding anything to the contrary herein, in the event that IBM disputes the validity of the Benchmarker’s findings or ADVO’s election to terminate the Agreement pursuant to this provision, and IBM submits the dispute for resolutions pursuant to the dispute resolution procedures set forth in Section 16.2, IBM agrees that it will pay all of the Benchmarkers charges for supporting the Benchmark findings in connection with any dispute that is escalated pursuant to Section 16.2 and all reasonable legal fees incurred by ADVO in the event that IBM elects to initiate proceedings for judicial resolution of the dispute.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	Amendment No.11	Page 4

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, INCLUDING THE ATTACHMENTS TO THIS AMENDMENT; AND 2) THE BASE AGREEMENT DATED JULY 16, 1996. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:		Accepted by:

ADVO, Inc.		International Business Machines Corporation

By:	/s/ S. SCOTT HARDING	By:	/s/ NORMAN KOREY
	Authorized Signature		Authorized Signature

	S. Scott Harding		Norman Korey
	Name (Type or Print)		Name (Type or Print)

Date: As of March 31, 2005		Date: April 1, 2005

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	Amendment No.11	Page 5

ADVO, Inc.

Agreement for Information Technology Services

Supplement to

Agreement for Information Technology Services – Amendment 11

Name and Address of Customer:

ADVO, Inc.

One Targeting Centre

Windsor, CT 06095

IBM Project Office Address:

IBM Project Executive

One Univac Lane

Windsor, CT 06095

Term Commencement Date: July 16, 1996

Term End Date: December 31, 2012

ADM Annual Service Charge (ASC)

Year	2005	2006	2007	2008	2009	2010	2011	2012
Annual Service Charge (ASC) - ADM	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Inflation Sensitivity Factor	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
COLA	[***]

ADM RRC Rates

Year	2005	2006	2007	2008	2009	2010	2011	2012
$ per Resource Unit	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]

The Termination Charge shall be an amount equal to (a) Unspent Minimum, if any, plus (b) [***] of the Unspent Commitment, if any. Unspent Minimum and Unspent Commitment shall be calculated as follows:

Unspent Minimum =[***]

Unspent Commitment =[***]

Where,

“Total ADM Spend” shall mean the aggregate amount paid by ADVO for ADM Services (including the ADM ASC and any ADM ARCs and including amounts paid under the terms of any separate Statements of Work under the Agreement on or after January 1, 2006.

***	Monthly Baselines follow the IBM CLAIM month calendar which includes both four (4) week and five (5) week months. Monthly Resource Unit baselines are calculated by dividing (i) the Annual Resource Unit baseline by (ii) the total number of weeks in the calendar year which provides the weekly Resource Unit baseline. To complete Monthly Baseline calculation, multiply (iii) the weekly Resource Unit baseline by (iii) the number of weeks in the appropriate CLAIM month.
[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	March 31, 2005	Page 1

Skill Group	RU Weight
Maintenance	[***]
DBA	[***]
Developer	[***]
Project Manager	[***]
Architect	[***]

Note : Skill Group weights for SDR are reflected in the SDR SOW.

Data Center ASC (Billed only per sections 2.0(3), and 2.0(6) of the “Agreement for information Technology Services - Amendment No. 10”

Year	2005	1/1/2006 - 6/30/2006	Monthly Charge after 6/30/2006
Annual Service Charge (ASC) - Data Center	[***]	[***]	[***]
Mainframe Upgrade to 165 MIPS	[***]		[***]
Inflation Sensitivity Factor	[***]	[***]	[***]
COLA	Base Year = 1995; CPI-U = [**]

Data Center Monthly baseline (Billed only per sections 2.0(3), 2.0(4), and 2.0(6) of the “Agreement for information Technology Services - Amendment No. 10

	2005	1/1/2006 - 6/30/2006	After 6/30/2006
CPU Utilization monthly Prime	[***]	[***]	[***]
CPU Utilization monthly Non-Prime	[***]	[***]	[***]
Tape Mounts	[***]	[***]	[***]

Data Center ARC Rates (Billed only per sections 2.0(3), 2.0(4), and 2.0(6) of the “Agreement for information Technology Services - Amendment No. 10”

	2005	1/1/2006 - 6/30/2006	After 6/30/2006
CPU Utilization Prime ($ per CPU Minute)	[***]	[***]	[***]
CPU Utilization Non-Prime ($ per CPU Minute)	[***]	[***]	[***]
Tape Mounts ($ per tape Mount)	[***]	[***]	[***]

Data Center RRC Rates (Billed only per sections 2.0(3), 2.0(4), and 2.0(6) of the “Agreement for Information Technology Services - Amendment No. 10”

	2005	1/1/2006 - 6/30/2006	After 6/30/2006
CPU Utilization Prime ($ per CPU Minute)	[***]	[***]	[***]
CPU Utilization Non-Prime ($ per CPU Minute)	[***]	[***]	[***]
Tape Mounts ($ per tape Mount)	[***]	[***]	[***]

[***]	Information redacted pursuant to a confidential treatment request. An unredacted version has been filed separately with the Securities and Exchange Commission.

IBM/ADVO Confidential	March 31, 2005	Page 2